UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2006

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue,
New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

      The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the Nikkei 225 Index due October 3, 2007

8.2	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the S&P 500® Index due January 9, 2008

8.3	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Return Enhanced Notes Linked to the TOPIX® Index and the Nikkei 225 Index due October 31, 2007

8.4	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the Dow Jones - AIG Commodity IndexSM due March 31, 2010

8.5	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due September 30, 2009

8.6	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the S&P 500® Index due September 30, 2013

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ James C.P. Berry

	Name:	James C.P. Berry
	Title:	Assistant Corporate Secretary

Dated: September 28, 2006

EXHIBIT INDEX

Exhibit Number	Description

8.1	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the Nikkei 225 Index due October 3, 2007

8.2	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the S&P 500® Index due January 9, 2008

8.3	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Return Enhanced Notes Linked to the TOPIX® Index and the Nikkei 225 Index due October 31, 2007

8.4	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the Dow Jones - AIG Commodity IndexSM due March 31, 2010

8.5	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due September 30, 2009

8.6	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the S&P 500® Index due September 30, 2013